Holly Energy Partners, L.P. Citi 2012 MLP / Midstream Infrastructure Conference

Safe Harbor Disclosure Statement 2 Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Energy Partners L.P. and/or HollyFrontier Corporation. Actual results may differ materially from those discussed during this presentation. Such risks and uncertainties include, but are not limited to, actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly Energy Partners’ and HollyFrontier’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly Energy Partners and HollyFrontier, the effectiveness of Holly Energy Partners’ and HollyFrontier’s capital investments, marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners and HollyFrontier are provided in the most recent reports of Holly Energy Partners and HollyFrontier filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners and HollyFrontier undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Energy Partners Investment Highlights 100% Fee Based Business All revenues derived from: tariffs from pipeline movements; storage & transfer fees for terminal activity; loading fees for loading rack activity & capacity lease commitments. Long Term Contracts Supporting Revenue Stream Major customers have entered into 15-year long term contracts with minimum contracted obligations for volume and/or revenues. Proven Record of Distribution Increases Increased distribution every quarter since IPO in 2004. 31 consecutive quarters from IPO thru August 2012. Assets Serving High Growth Markets Southwest & Rocky Mountain footprint historically high growth markets attracting business & population. Growth From Holly’s Refining Growth Plan As HollyFrontier continues to prudently expand refining asset base, HEP generally has right of first refusal on all logistic assets HollyFrontier builds or acquires. 3

Presentation Topics  HEP IPO Formation & Asset History  Growth Approach / Orientation  Low Risk Profile  Parent Sponsor: HollyFrontier Corporation  Growth Opportunities  Conclusion / Key Strengths 4

HEP Formation 2004: Rationale 5 • Parent sponsor had significant logistic assets (pipelines, terminals & loading rack facilities) to support its Southwest U.S. refining business • Value of this business not fully recognized & appreciated by Wall Street investors as it played only a support role & was not a separate standalone business • Refining business tends to be cyclical & volatile • Logistics businesses (pipelines & terminals) tend to be more steady & stable • The logistics business should command a higher valuation by Wall Street investors if separated from the volatile refining business • HEP IPO’d in July 2004 to achieve better value recognition & create a more efficient holding entity for these logistics assets

HEP Formation 2004: Assets & Business 6 Assets / Business at IPO: • Approximately 1,000 miles of refined product pipelines in the Southwest U.S. • 9 product terminals with approximately 2 million barrels of storage in 5 Western & Rocky Mountain states • 2 refined product truck rack loading facilities • 70% JV owner (w/ B-P) of Rio Grande Pipeline , moving LPG’s from West Texas into Mexico • EBITDA (Pre-tax cash flow) at IPO was approximately $35 million annually • Distribution paid to unitholders at IPO was $2/unit annually (approximate 9% yield)

Growth 7

Growth since Inception 2004 2005 2006 2007 2008 2009 MLP IPO ( Jul 2004 ) Holly intermediate feedstock pipeline acquisition ( Jul 2005 ) 25 % JV with Plains for SLC pipeline ( Mar 2009 ) Holly Tulsa loading rack dropdown acquisition ( Tulsa West ) ( Aug 2009 ) Holly crude oil and tankage assets acquisition ( Mar 2008 ) Alon pipeline and terminal asset acquisition ( Feb 2005 ) Holly 16 " Intermediate pipeline facilities acquisition ( Jun 2009 ) Sinclair Tulsa ( Tulsa East) & Roadrunner / Beeson acquisitions ( Dec 2009 ) Sale of 70 % interest in Rio Grande to Enterprise ( Dec 2009 ) 2010 Purchase of additional Tulsa tanks and racks ; Lovington rack ( March 2010 ) 2011 HFC Dropdown of El Dorado & Cheyenne assets ( Nov 2011 ) Holly South line expansion project ( 2007 - 08 ) Holly Corporation and Frontier Oil Corporation complete merger (July 2011) 8 2012 HEP purchases 75% interest in UNEV from HFC (July 2012) Tulsa interconnect pipelines (Sep 2011) Almost $700 mm in acquisitions and projects in the last 12 months

IPO July 2004 Pipeline miles 1,000 2,800 Product terminals 9 13 Truck racks 2 8 Storage (mm bbls) 2.0 12.1 Annual EBITDA run-rate ($mm) $35.0 $200.0 Quarterly distr ($/unit/qtr)* $0.50 $0.91 Unit price ($/unit)1 $22.25 $66.00 LP unit yield 9.0% 5.5% LP units outstanding (mm) 14.0 28.4 Market capitalization ($mm)1 $312 $1,874 Current Holly Energy Partners Assets: Then & Now 9 1 as of 8/13/12

HEP Assets: Current Footprint -- Description • Over 2,800 miles of product & crude oil pipelines • Over 12 million bbls of refined product and crude oil storage • 26 terminals & loading rack facilities in 9 Western and Mid-continent states • 25% Joint Venture interest SLC Pipeline, LLC—a crude oil pipeline moving crude into the Salt Lake City area 10 • Revenues have grown to approximately $290 million • EBITDA at approx. $200 million annually • Distribution paid to unitholders in 2011 was $3.44/unit

HFC and HEP Assets: Current Footprint -- Map 11

Traditionally High Growth, Niche Markets



U.S. Population Growth By State (2000 – 2010)
Legend
Loss
0-5%
5-15%
15-25%
25% +
Area Served by HEP
NH
VT
MA
RI
CT
NJ
DE
MD
DC
PR
Source: U.S. Census Bureau. Reflects 2010 Census Results.

- States served by HEP are among the fastest growing in the country
- UNEV project to provide greater access to Nevada and southern Utah markets

12

HOLLY ENERGY PARTNERS

HEP Growth: EBITDA* Since Inception (steady state EBITDA*, thru 2012) 13 $0 $25 $50 $75 $100 $125 $150 $175 $200 $35 $17 $10 $5 $20 $3 $10 $6 $3 $3 $12 $12 $40 $5 $180 $ in mi llio ns *Definition on page 31. Excludes UNEV for 2012

14 HEP Growth: Distributable Cash Flow* Di stribu tab le Ca sh Flow (mm’ s) *Definition on page 31

15 HEP Growth: Limited Partner Distributions Annual Distribution ($/unit) Distribution has been increased every quarter since IPO—31 consecutive quarters Current distribution (Q3 2012) annual run rate: $3.641 1August 2012 quarterly rate of $0.91/unit times 4 quarters equals $3.64

Low Risk Profile / Orientation 16

Stable Cash Flows  Revenue Stability: • Minimum commitments paid by major shippers • (even if shipments do not occur) • Long term (15-year) contracts in place with major customers • Over 80% of revenues tied to long term contracts and minimum commitments 17

Stable Cash Flows – Minimum Commitments

Counterparty	2011 Minimum Commitments (in mm)[1]	Term	Type of Contract
HFC- IPO Assets	$45.6	2019	Minimum Revenue Commitment
Alon USA- Lease Agreement	$6.6	Multiple[2]	Capacity Lease
Alon USA- Products Pipelines	$23.4	2020	Minimum Volume Commitment
HFC- Intermediate Pipelines	$21.6	2024	Minimum Revenue Commitment
HFC- Crude Pipeline and Tankage	$29.6	2023	Minimum Revenue Commitment
HFC- Tulsa Loading Facilities	$2.8	2024	Minimum Revenue Commitment
HFC- Natural Gas Pipeline	$0.6	2024	Minimum Revenue Commitment
HFC - Roadrunner & Related Pipelines	$9.5	2024	Minimum Revenue Commitment
HFC- Tulsa (East) Refinery Logistics Assets	$34.7	2024	Minimum Revenue Commitment
HFC-Lovington Asphalt Rack	$0.5	2025	Minimum Revenue Commitment
HFC-El Dorado / Cheyenne Logistics	$46.9	2026	Minimum Revenue Commitment
	$221.8		

- *After 2012 PPI related tariff adjustments, approximately $230 million of annual revenues derived from minimum commitments--over 85% of total revenues*
- *Minimum commitments ensure that even in the event of turnarounds or outages at customers' refineries, HEP would still be paid at least the minimum commitment, subject to certain exceptions including force majeure*

[1] As of December 31, 2011

[2] The terms of this agreement expire beginning in 2018 through 2022.

18

HOLLY ENERGY PARTNERS

No Commodity Risk No Commodity Risk:  100% fee based revenue stream  HEP owns no inventory—no inventory price risk  No commodity ownership risk or hedging necessary 19

Relationship w/ Parent Sponsor--HollyFrontier 20

Strategic Relationship with HollyFronter  HEP’s assets are integral to HFC’s refineries  Currently HFC owns 42% of the MLP through a limited partner interest and 2% through a general partner interest  HEP generally has right of first refusal on all logistics assets Holly acquires or builds 21

22 Pure Play Competitive Refiner  5 refineries with over 440,000 barrels per day (bpd)  High complexity facilities -- combined Nelson Complexity rating of over 12.0  Multiple sources of crude supply -- All crude oil ‘WTI’ price based Attractive markets  Geographic: Rocky Mountains, Southwest and Mid-Continent Plains states  Advantaged crude supply: High growth Canadian, Bakken, Permian, Niobrara  Product mix: Balanced gasoline and diesel product slate plus high margin specialty lubricants Growth & Capital Improvement  Capital expenditures focused on both growth & feedstock flexibility to lower crude & raw material costs Strong Financial Performance  Historical industry leading return on invested capital among peers  Historical industry leading earnings per barrel among peers  Low debt among peers and history of conservative financial management Strong Parent / Sponsor: HollyFrontier

HollyFrontier Corporation: Strong Returns on Capital 23 Highest Return on Invested Capital among refining peer group (2007-2011 average) 3 4 See page 32 for supporting information & reconciliation to financials

Future Growth Opportunities 24

Growth Opportunity: UNEV Pipeline– 2012 ■ HEP acquired HFC’s 75% interest in 400 mile refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT, and Las Vegas, NV in July 2012 ■ Sinclair owns remaining 25% interest ■ Opens refined product supply to sizable market with consistent annual demand ■ Lowers seasonal impact to SLC refiners because of demand reduction in wintertime months in local market ■ New refined product market access for HFC & other crude- cost-advantaged Rocky Mountain refiners ■ 62,000 bpd* (expandable to 118,000 bpd) 25 * for gasoline equivalent shipments

Growth Opportunity: Permian Basin Crude Oil Infrastructure Description: ■ Expand HEP’s existing crude oil pipeline system in the Permian Basin to transport crude oil in the rapidly developing western Permian production area Benefits: ■ Transport additional volumes of crude oil to HFC or into crude oil mainlines to deliver to Permian Basin or Cushing crude oil market centers Estimated CAPEX: ■ $30-40 million Completion Date: ■ 2012 / 2013 (depending on final scope of project) 26

Conclusion / Key Strengths 27

Holly Energy Partners Investment Highlights 100% Fee Based Business All revenues derived from: tariffs from pipeline movements; storage & transfer fees for terminal activity; loading fees for loading rack activity & capacity lease commitments. Long Term Contracts Supporting Revenue Stream Major customers have entered into 15-year long term contracts with minimum contracted obligations for volume and/or revenues. Proven Record of Distribution Increases Increased distribution every quarter since going public. 31 consecutive quarters from IPO thru August 2012. Assets Serving High Growth Markets Southwest & Rocky Mountain footprint have historically been high growth markets attracting business & population. Growth From Holly’s Refining Growth Plan HollyFrontier continues to prudently expand its refining asset base. HEP generally has right of first refusal on all logistic assets HollyFrontier builds or acquires. 28

Contact Information: 29 Holly Energy Partners, L.P. (NYSE: HEP) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555 For investor relations questions please contact: Neale Hickerson, Vice President-Investor Relations neale.hickerson@hollyenergy.com Julia Heidenreich, Investor Relations julia.heidenreich@hollyenergy.com

30 Appendix

Definitions 31 BPD: Barrels per day DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow is reconciled to net income in footnote 5 to the table in "Item 6. Selected Financial Data" of HEP's 2011 10-K. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 4 to the table in “Item 6. Selected Financial Data” of HEP’s 2011 10-K. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.

Financial metrics for HFC (page 23)* * HFC debt excludes HEP debt; All amounts are based on publicly-available financial statements, which we have assumed to be accurate. 32 HOLLYFRONTIER 2011 2010 2009 2008 2007 5-Yr Ave ROIC Net Income $ 1,330.2 $ 141.6 $ (65.0) $ 347.0 $ 736.1 Total Debt EX HEP $ 1,036.8 $ 674.8 $ 725.8 $ 5.2 $ 150.0 Total Equity $ 7,098.1 $ 2,274.6 $ 2,151.6 $ 1,587.4 $ 1,474.3 ROIC 16% 5% -2% 22% 45% 17.2% Co pany 2011 ROIC 2010 ROIC 2009 ROIC 2008 ROIC 2007 ROIC 5 Yr. Ave ROIC CVI 18.7% 1.0% 6.0% 15.0% -7.0% 6.7% VLO 8.7% 1.0% -9.0% -5.0% 21.0% 3.3% DK 15.5% -11.0% 0.0% 3.0% 11.0% 3.7% ALJ 2.9% -10.0% -8.0% 5.0% 11.0% 0.2% WNR 8.2% -1.0% -19.0% 3.0% 10.0% 0.2% HFC 16.4% 4.8% -2.3% 21.8% 45.3% 17.2% TSO 10.0% -1.0% -3.0% 6.0% 12.0% 4.8%